UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 3, 2016

Harvest Natural Resources, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-10762	77-0196707
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1177 Enclave Parkway, Suite 300, Houston, Texas		77077
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-899-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 3, 2016, Harvest Natural Resources, Inc., a Delaware corporation ("Harvest"), and CT Energy Holding SRL, a Barbados society ("CT Energy Holding"), executed and delivered a third amendment (the "Third Amendment") to the 15% Non-Convertible Senior Secured Promissory Note Due 2020, dated June 19, 2015, as amended by the First Amendment, effective as of December 31, 2015, and the Second Amendment, effective as of April 1, 2016, payable by Harvest to CT Energy Holding in the principal amount of $26,961,241 (as amended, the "15% Note"). Effective as of May 3, 2016, the Third Amendment increased the principal amount of the 15% Note to $29,961,241 to reflect an additional loan of $3,000,000 by CT Energy Holding to Harvest. Additionally, the Third Amendment (i) eliminates the $1,075,397.53 interest payment that would have been due and payable on July 1, 2016 and (ii) converts such amount, less applicable withholding tax, into additional principal, such that the new principal amount of the 15% Note will be $30,929,098.77 effective as of July 1, 2016.

CT Energy Holding purchased the 15% Note from Harvest pursuant to a Securities Purchase Agreement, dated June 19, 2015, as previously disclosed in Harvest’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 22, 2015. CT Energy Holding currently owns approximately 16.6% of Harvest’s outstanding common stock.

This is a summary of the Third Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1. The complete text of the Third Amendment is incorporated by reference into this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit No. Description

10.1 Third Amendment to 15.0% Non-Convertible Senior Secured Promissory Note Due 2020, dated May 3, 2016, between Harvest Natural Resources, Inc. and CT Energy Holding SRL.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvest Natural Resources, Inc.

May 9, 2016	By:	Keith L. Head

Name: Keith L. Head
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.10.1	Third Amendment to 15.0% Non-Convertible Senior Secured Promissory Note Due 2020, dated May 3, 2016, between Harvest Natural Resources, Inc. and CT Energy Holding SRL.